Note 50	12 Months Ended
Dec. 31, 2023
Profit Or Loss From Non Current Assets And Disposal Groups Classified As Held For Sale Not Qualifying As Discontinued Operations [Abstract]
Disclosure of Profit Or Loss From Non Current Assets And Disposal Groups Classified As Held For Sale Not Qualifying As Discontinued Operations [Text Block]	Gains (losses) from non-current assets and disposal groups classified as held for sale not qualifying as discontinued operations
The main items included in the balance under this heading in the consolidated income statements are as follows:

Gains (losses) from non-current assets and disposal groups classified as held for sale not qualifying as discontinued operations (Millions of Euros)
	Notes	2023	2022	2021
Gains on sale of real estate		64	102	39
Impairment of non-current assets held for sale (1)	21	(42)	(221)	(97)
Gains (losses) on sale of investments classified as non-current assets held for sale		—	11	10
Gains on sale of equity instruments classified as non-current assets held for sale		—	—	8
Total		22	(108)	(40)
(1) In 2022 it includes the closing of the transaction with Merlin Properties in which 100% of the shares of Tree Inversiones Inmobiliarias, SOCIMI, S.A. were acquired by the BBVA Group (see Note 17). In 2021, it included the impairment due to the closure of owned offices and the decommissioning of facilities after the agreement with the union representatives on the collective layoff procedure proposed for Banco Bilbao Vizcaya Argentaria, S.A. in Spain (see Notes 21 and 24).